As filed with the Securities and Exchange Commission on March 2, 1998
                                            Registration No. 33-10543
                                                             811-4925



             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
     Pre-Effective Amendment No.

     Post-Effective Amendment No.    15                            X
          and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

                   Amendment No.    15                             X

              (Check appropriate box or boxes.)

            LEXINGTON CONVERTIBLE SECURITIES FUND
            -------------------------------------
     (Exact name of Registrant as specified in Charter)

                   Park 80 West Plaza Two
               Saddle Brook, New Jersey  07663
               -------------------------------
          (Address of principal executive offices)

       Registrant's Telephone Number:  (201) 845-7300


                   Lisa Curcio, Secretary
            Lexington Convertible Securities Fund
   Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
            -------------------------------------
           (Name and address of agent for service)

                       With a copy to:
                    Carl Frischling, Esq.
               Kramer, Levin, Naftalis & Frankel
         919 Third Avenue, New York, New York 10022
         ------------------------------------------

     It is proposed that this filing will become effective 60 days after filing pursuant to Paragraph (a) of Rule 485.
         ------------------------------------------
The Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 will be filed by March 31, 1998.

            LEXINGTON CONVERTIBLE SECURITIES FUND
             REGISTRATION STATEMENT ON FORM N-1A
                    CROSS REFERENCE SHEET


                           PART A

Items in Part A                                        Prospectus
of Form N-1A     Prospectus Caption                    Page Number
------------     ------------------                    -----------
     1.          Cover Page                            Cover Page

     2.          Synopsis                                   *

     3.          Condensed Financial Information           14

     4.          General Description of Registrant          4

     5.          Management of the Fund                    42

     6.          Capital Stock and Other Securities        61

     7.          Purchase of Securities Being Offered      51

     8.          Redemption or Repurchase                  54

     9.          Legal Proceedings                          *


Note * Omitted since answer is negative or inapplicable

              LEXINGTON CONVERTIBLE SECURITIES FUND

          STATEMENT OF ADDITIONAL                STATEMENT OF ADDITIONAL
PART B      INFORMATION CAPTION                  INFORMATION PAGE NUMBER
------    ---------------------                  -----------------------
 10.     Cover Page                              Cover Page

 11.     Table of Contents                       Cover Page

 12.     General Information and History         61 (Part A)

 13.     Investment Objectives and Policies      20 (Part A)

 14.     Management of the Registrant                 11

 15.     Control Persons and Principal Holders         2
         of Securities

 16.     Investment Advisory and Other Services        2

 17.     Brokerage Allocation and Other Practices      5

 18.     Capital Stock and Other Securities       61 (Part A)

 19.     Purchase, Redemption and Pricing of     51, 54 (Part A)
         securities being offered

 20.     Tax Status                                    6

 21.     Underwriters                            2  (Part A)

 22.     Calculation of Yield Quotations on Money      *
         Market Funds

 23.     Financial Statements                         14

PART C
------

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.




* Not Applicable

                                                                      PROSPECTUS
                                                                     May 1, 1998


Lexington Convertible Securities Fund

P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
               Toll Free: Shareholder Services--1-800-526-0056 Institutional/Financial Adviser Services:--1-800-367-9160
                  24 Hour Account Information:--1-800-526-0052

A NO-LOAD FUND WHOSE PRINCIPAL INVESTMENT OBJECTIVE IS TOTAL RETURN WHICH IT SEEKS TO ACHIEVE BY PROVIDING CAPITAL APPRECIATION, CURRENT INCOME AND CONSERVATION OF CAPITAL.
--------------------------------------------------------------------------------
    Lexington Convertible Securities Fund (the "Fund") is an open-end diversified management investment company. Shareholders may invest, reinvest and redeem shares at any time without charge or penalty.

    The Fund invests primarily in a diversified portfolio of securities convertible into shares of common stock. The Fund may invest without limitation in securities rated Ba and B by Moody's Investors Service, Inc. Such lower rated securities are commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund. A more detailed discussion of securities rated Ba and B can be found in the section "High Yield Debt Securities" in the Prospectus and Statement of Additional Information.

    This Prospectus concisely sets forth information about the Fund that you should know before investing. It should be read and retained for future reference.


    A Statement of Additional Information dated May 1, 1998, which provides a further discussion of certain areas in this Prospectus and other matters that may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the appropriate telephone number above or write to the address listed above.


    The Distributor of Shares of the Fund is Lexington Funds Distributor, Inc.

    Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in mutual funds involves investment risks, including the possible loss of principal, and their value and return will fluctuate.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
      Investors Should Read and Retain this Prospectus for Future Reference

                                    FEE TABLE
Annual Fund Operating Expenses:
(as a percentage of average net assets)


     Management fees ....................................................  1.00%
     12b-1 fees .........................................................  0.25%
     Other fees .........................................................  1.13%
                                                                           -----
          Total Fund Operating Expenses .................................  2.38%
                                                                           =====


Example:                                     1 year   3 years  5 years  10 years
                                             ------   -------  -------  --------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each period ............................  $24.11   $74.25   $127.04   $271.63

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear indirectly. (For more complete descriptions of the various costs and expenses, see "How to Purchase Shares" and "Investment Adviser and Distributor" below). The Expenses and Example (except the 12b-1 fees) appearing in the table above are based on the Fund's expenses for the period from January 1, 1997 to December 31, 1997. The 12b-1 fees shown in the table reflect the maximum amount which may be paid under the Distribution Plan. See "Distribution Plan." The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


                              FINANCIAL HIGHLIGHTS


    The following Financial Highlights Information for the five year period ended December 31, 1997, has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information, is available upon request and without charge.

Selected Per Share Data for a share outstanding throughout the period

                                                                                                                Period from
                                                                                                              January 20, 1988
                                                                                                              (commencement of
                                                                                                                operations)
                                                             Year Ended December 31,                           to December 31,
                                   --------------------------------------------------------------------------- ---------------
                                    1997     1996     1995     1994     1993     1992     1991    1990    1989      1988
Net asset value, beginning of
  period ........................  $13.66   $13.66   $11.84   $14.10   $13.80   $12.41   $8.74   $9.55   $9.51     $9.35
Income from investment operations:
  Net investment income .........    0.11     0.11     0.15     0.08        -     0.18    0.22    0.50    0.64      0.42
  Net realized and unrealized
    gain (loss) on
    investments .................    1.68     0.55     2.04     0.10     0.89     1.39    3.68   (0.81)   0.04      0.19
Total income (loss) from
  operations ....................    1.79     0.66     2.19     0.18     0.89     1.57    3.90   (0.31)   0.68      0.61
Less distributions:
  Distributions from net
    investment income ...........   (0.11)   (0.11)   (0.15)   (0.07)       -    (0.18)  (0.23)  (0.50)  (0.64)    (0.42)
  Distributions from net
    realized capital gains ......       -    (0.55)   (0.22)   (2.32)   (0.59)       -       -       -       -     (0.03)
  Distributions in excess of
    capital gains (temporary
    book-tax difference) ........   (0.26)       -        -    (0.05)       -        -       -       -       -         -
  Total distributions ...........   (0.37)   (0.66)   (0.37)   (2.44)   (0.59)   (0.18)  (0.23)  (0.50)  (0.64)     0.45)
Net asset value, end of period ..  $15.08   $13.66   $13.66   $11.84   $14.10   $13.80  $12.41   $8.74   $9.55     $9.51
                                   ======   ======   ======   ======   ======   ======  ======   =====   =====     =====
Total return ....................  13.16%    4.89%   18.63%    1.30%    6.53%   12.82%  45.06%  (3.39%)  7.16%     6.96%*
Ratio to average net assets:
  Expenses, before reimbur-
    sement or waiver ............   2.38%    2.39%    2.52%    2.81%    2.76%    3.02%   3.42%   4.51%   2.64%     4.12%*
  Expenses, net of reimbur-
    sement or waiver ............   2.38%    2.39%    2.52%    2.75%    2.76%    2.32%   2.50%   2.68%   2.13%     2.00%*
  Net investment income
    (loss), before
    reimbursement or
    waiver ......................   0.79%    0.77%    1.24%    0.50%   (0.04%)   0.70%   1.14%   3.09%   5.74%     3.43%*
  Net investment income .........   0.79%    0.77%    1.24%    0.56%   (0.04%)   1.40%   2.06%   4.92%   6.25%     5.55%*
Portfolio turnover ..............  30.47%   18.45%   11.23%   38.14%    6.53%   12.58%  29.46%  25.58%  34.23%    39.70%*
Average commission paid on
  equity security
  transactions** ................  $0.04    $0.04        -        -        -        -       -       -       -         -
Net assets, end of period
  (000's omitted) ...............$10,345  $11,208  $11,641   $8,117   $8,319   $7,180  $6,599  $4,744  $5,986     $6,930

**Annualized

**In accordance with SEC disclosure guidelines the average commissions are calculated for periods beginning with the year ended December 31, 1996, but not for prior periods.

                             DESCRIPTION OF THE FUND

    The Fund is an open-end diversified management investment company commonly known as a mutual fund. It was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 19, 1986. It adopted its present name on November 10, 1992. Fund shares are continually sold to the public. The Fund then uses the proceeds to buy securities as described under "Investment Objectives and Policies." The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. Lexington Management Corporation
("LMC") is the Investment Advisor and Ariston Capital Management Corporation ("Ariston") is the sub-adviser to the Fund. LMC and Ariston are responsible for the management of the Fund's assets and the officers of the Fund are responsible for its operations. LMC and Ariston manage the Fund from day-to-day in accordance with the Fund's investment objectives and policies.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is total return which it seeks to achieve by providing capital appreciation, current income and conservation of the shareholders capital. The Fund's investment objective, which is described below, cannot be changed without the affirmative vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting shares of the Fund.

    It is intended that the Fund will invest at least 65% of its total assets (except when maintaining a temporary defensive position) in a diversified portfolio of convertible securities as described below. Common stock received upon conversion or exchange of such securities will either be sold in an orderly manner or held by the Fund as described below.

    It is intended that not more than 35% of the Fund's total assets be invested in other securities which, in the aggregate, are considered by LMC and Ariston to be consistent with the Fund's investment objectives. Such other investments may consist of dividend and non-dividend paying nonconvertible common stocks, corporate bonds rated B or higher as described below, covered call options and put options, stock index options, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase agreements and money market securities. In addition, the Fund may invest up to 10% of its total assets in securities which may be restricted as to resale.

    The convertible securities acquired by the Fund may include, as rated by Moody's Investors Service, Inc., Aaa, Aa, A, Baa, Ba, B and non-rated debt securities. The Fund will not invest in any security which has lower than a B rating (see Appendix for "Summary of Ratings"). However, the Fund may invest in non-rated convertible securities if based upon the opinion of the adviser and sub-adviser it is believed that such securities are of comparable quality to the securities described above. Securities which are rated Ba (BB) or B are considered speculative and thus pose a greater risk of default than investment grade securities. See "High Yield Debt Securities" on page 5 for a more detailed discussion of securities rated Ba and B. Such lower rated securities are commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest.

     If in the opinion of LMC and Ariston, and market conditions indicate, the Fund may, for temporary defensive purposes, invest without limit, in U.S. Government securities, commercial paper (short-term debt securities of large corporations), certificates of deposit, bankers acceptances and repurchase agreements.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the adviser may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

    There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate as the value of its securities fluctuates.

                 DESCRIPTION AND RISKS OF CONVERTIBLE SECURITIES

    Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Convertible securities are considered by the Adviser and Sub-Adviser to be an attractive investment vehicle for the Fund because they combine the benefits of higher and more stable income than the common stock generally provides with the potential of profiting from an appreciation in the value of the underlying security. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from the increase in the market price of the underlying common stock. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer's capital structure and they are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.

Warrants

    The Portfolio may invest up to 5% of its total assets at the time of purchase in warrants (not including those acquired in units or attached to other securities). A warrant is a right to purchase common stock at a specific price during a specified period of time. The value of a warrant does not necessarily change with the value of the underlying security. Warrants do not represent any rights to the assets of the issuing company. A warrant becomes worthless unless it is exercised or sold before expiration. Warrants have no voting rights and pay no dividends.

Options

    The Fund may sell (write) listed covered call options on stock and stock indices in order to earn additional income and to hedge the Fund's portfolio and reduce investment risk. By writing a covered call option, the Fund generates additional income from securities in its portfolio, and may also give up some control over when the securities subject to the call may be sold. The payment received by the Fund for writing the call option (known as the option premium) may provide partial protection from a decline in the value of the underlying securities. Hedging strategies are defensive in nature and some capital gain potential is forsaken in advancing markets in order to reduce risk in declining markets. The Fund may also purchase put or call options provided that the value of put or call options purchased will not exceed 5% of the Fund's total assets. Purchased put or call options become worthless unless they are exercised or sold before expiration. The Fund is restricted in using only options that are traded on national securities exchanges.

Collateralized Short Sales

    The Fund may make short sales of common stocks, provided they are "against the box," i.e., the Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable without payment of further consideration into an equal or greater amount of such a common stock. The Fund may make a short sale when the Fund manager believes the price of the stock may decline and for tax or other reasons, the Fund manager does not want to sell currently the stock or convertible security it owns. In such case, any decline in the value of the Portfolio would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the portfolio would be reduced by a loss in the short sale transaction. The Fund may not make short sales or maintain a short position unless at all times when a short position is open, not more than 10% of its total assets (taken at current value) is held as collateral for such sales at any one time. Short sales against the box are used to defer recognition of capital gains and losses, although the short-term or long-term nature of such gains or losses could be altered by certain provisions of the Internal Revenue Code.

High Yield Debt Securities

    High yield debt securities in which the Fund may invest (rated Ba or B) are commonly referred to as "junk bonds." See Appendix. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations to meet projected business goals, and to obtain additional financing. If the issuer of a security defaulted, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. To the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the adviser and sub-adviser's ability to accurately value high yield securities and on the Fund's ability to dispose of the securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

    There are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with its investment adviser and sub-adviser) will continuously monitor the issuer of high yield securities in the Fund to determine if the issuer will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity.

U.S. Government Securities

    The Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. United States Government agency and instrumentality obligations are debt securities issued by United States
Government-sponsored enterprises and Federal agencies. Some obligations of agencies and instrumentalities of the United States Government are supported by the full faith and credit of the United States or United States Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the right of the issuer to borrow from the United States Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Home Loan Banks.

Repurchase Agreements

    The Fund may enter into repurchase agreements with commercial banks and dealers in U.S. Government securities. A repurchase agreement involves the acquisition by a Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by U.S. Government obligations whose value at all times is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions believed by LMC and Ariston to present minimal credit risk. LMC and Ariston will monitor the collateral on an ongoing basis to ensure that the value of the collateral will at all times equal or exceed the repurchase price and will also monitor the credit worthiness of banks and dealers that the Fund enters into repurchase agreements with. The above criteria may be altered by the Board of Trustees of the Fund. Repurchase agreements are considered collateralized loans by the Fund under the Investment Company Act of 1940.

                               PORTFOLIO TURNOVER

    Portfolio changes will be made without regard to the length of time particular investments may have been held. The Fund is expected to incur brokerage costs. The Fund anticipates that its annual turnover rate will generally not exceed 100%.


    For the years ended December 31, 1997, 1996, and 1995, the portfolio turnover rate for the Fund was 30.47%, 18.45% and 11.23%, respectively.


                             INVESTMENT RESTRICTIONS

    The Fund has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth under "Investment Restrictions" in the Statement of Additional Information. Some of these restrictions provide that the Fund shall not:

    * concentrate its investments in a particular industry to an extent greater than 25% of the value of its total assets at the time of purchase provided that such limitations shall not apply to securities issued or guaranteed by the U.S. Government, or its agencies and instrumentalities;

    * invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, or its agencies and instrumentalities) except that such restriction will not apply with respect to 25% of the Fund's assets;

    * purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of one issuer;

    * borrow money; except that the Fund may borrow from a bank as a temporary measure for extraordinary purposes or to meet redemptions in amounts not exceeding 10% (taken at market value) of its total assets and pledge its assets to secure such borrowings. The Fund may not purchase additional securities when money borrowed exceeds 5% of the Fund's total assets;

    * purchase any security restricted as to disposition under Federal securities laws or securities that are not readily marketable or purchase any securities if such purchase would cause the Fund to own at the time such purchase, illiquid securities, including repurchase agreements with an agreed upon repurchase date in excess of seven days from the date of acquisition by the Fund, having an aggregate market value in excess of 10% of the value of the Fund's total assets.

                             YIELD AND TOTAL RETURN

    From time to time the Fund advertises its yield and total return. Both yield and total return are based on historical earning and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one, five and ten year periods or over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividend and distributions, including all recurring fees that are charged to all shareholder accounts and a deduction of all nonrecurring charges deducted at the end of each period. The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The calculation includes among expenses of the Fund, for the purpose of determining net investment income, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of the six month period. The Fund may cite a 30-day yield (annualized) as well as a 90-day yield (annualized) in advertisements and sales materials.

    Advertisements and communications may compare the Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, the performance of the Fund may be compared to various investment indices. Quotations of historical total returns and yields are not indicative of future dividend income or total return, but are an indication of the return to shareholders only for the limited historical period used. The Fund's yield and total return will depend on the particular investments in its portfolio, its total operating expenses and other conditions. For further information, including the formula and examples of the yield and total return calculations, see the Statement of Additional Information.

                             MANAGEMENT OF THE FUND


    The Trustees of the Fund are responsible under the terms of its Declaration of Trust, which is governed by Massachusetts law for overseeing the conduct of the Fund's business. There are currently five trustees (of whom three are non-interested persons under the Investment Company Act of 1940) who meet five times each year. The Statement of Additional Information contains more data regarding the trustees and officers of the Fund.


                                PORTFOLIO MANAGER

    Richard B. Russell is President of Ariston Capital Management Corporation, the Fund's sub-adviser, located in Bellevue, Washington. He is a graduate of the School of Business at the University of Washington and has completed additional training at the New York Institute of Finance. He is a recognized authority on portfolio management, particularly through the use of convertible securities and market forecasting. He has spent his entire professional career as an independent money manager, dating from 1972. Before founding Ariston in 1977, he was a full-time manager of private family assets. Mr. Russell has conducted extensive research on investment topics.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    Lexington Management Corporation ("LMC"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund and provides investment advice and in general conducts the management and investment program of the Fund under the supervision and control of the trustees of the Fund. LMC has entered into a sub-advisory contract with Ariston Capital Management Corporation ("Ariston"), 40 Lake Bellevue Drive, Suite 220, Bellevue, Washington 98005 under which Ariston will provide the Fund with certain investment management and administrative services. Ariston also serves as investment adviser to private and institutional investment accounts. Such accounts own a significant number of shares of the Fund as part of their investment program. Lexington Funds Distributor, Inc. is the Fund's distributor.


    LMC, established in 1938, currently manages over $3.5 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

    LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers Inc. See "Investment Adviser and Distributor" in the Statement of Additional Information.

    Ariston was founded in 1977 and provides investment management to client portfolios that include individuals, corporations, pension and profit sharing plans and other qualified retirement plan accounts. Ariston is recognized for its expertise in portfolio management, specializing in convertible securities and market forecasting.

    LMC as owner of the registered service mark "Lexington" will sublicense the Fund to include the word "Lexington" as part of its name subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliate as investment advisor or distributor. In that event the Fund will be required upon demand of LMC to change its name to delete the word "Lexington" therefrom.


    As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.00% of the average daily net assets which is higher than that paid by most other investment companies. In connection with providing investment management services, LMC has entered into a sub-advisory agreement with Ariston under which Ariston will provide the Fund with certain investment management and administrative services. Pursuant to the terms of the sub-advisory agreement between LMC and Ariston, LMC will pay Ariston a monthly sub-advisory fee at the annual rate of 0.75% of the average daily net assets of Fund up to $7 million and 0.50% of such assets in excess of $7 million. For the year ending December 31, 1997, the Fund paid net advisory fees to LMC of $101,661 of which LMC paid $68,330 to Ariston pursuant to the sub-advisory agreement.


                             HOW TO PURCHASE SHARES

Initial investment-Minimum $1,000. By Mail: Send a check payable to Lexington Convertible Securities Fund, along with a completed New Account Application to State Street Bank and Trust Company (the "Agent"). See the back cover of this prospectus for the agent's address.

Subsequent Investments-Minimum $50. By Mail: Send a check payable to the Agent, accompanied by either the detachable form which is part of the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Fund, account number and registration.

Broker-dealers: You may invest in shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc., and other financial institutions and who have selling agreements with LFD. Broker-dealers and financial institutions who process such purchase and sale transactions for their customers may charge a transaction fee for these services. The fee may be avoided by purchasing shares directly from the Fund.

The Open Account: By investing in the Fund, a shareholder appoints the Agent, as his agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid in additional shares (see "Dividend, Distribution and Reinvestment Policy"). Stock certificates will be issued for full shares only when requested in writing. Unless payment for shares is made by certified or cashier's check or federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

    After an Open Account is established, payments can be provided for by "Lex-O-Matic" or other authorized automatic bank check program accounts (checks drawn on the investor's bank periodically for investment in the Fund).

Automatic Investing Plan with "Lex-O-Matic". A shareholder may arrange to make additional purchases of shares automatically on a monthly or quarterly basis. The investments of $50 or more are automatically deducted from a checking account on or about the 15th day of each month. The institution must be an Automated Clearing House (ACH) member. Should an order to purchase shares of a fund be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by that fund. The shareholder reserves the right to discontinue the Lex-O-Matic program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Lexington by calling 1-800-526-0056.

    On payroll deduction accounts administered by an employer and on payments into qualified pension or profit sharing plans and other continuing purchase programs, there are no minimum purchase requirements.

Determination of Net Asset Value: The net asset value of the Fund for the purposes of pricing orders is determined daily at the close of regular trading on the New York Stock Exchange on each Fund "business day" (which is any day on which the New York Stock Exchange is open for business). It is expected that the Exchange will be closed on Saturdays, Sundays, New Year's day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The net asset value of the Fund is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund.

    Debt securities are normally valued at the mean between the current bid and asked price for those securities. As authorized by the Trustees, securities are valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal institutional-size trading units of such securities. In determining net asset value, equity portfolio securities listed on a national securities exchange are valued at the last reported sales price; if no sales price is reported for that day the mean between the current bid and asked price is used. However, when LMC deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. For over-the-counter securities the mean of the latest bid and asked prices is used. Short term securities having a maturity of 60 days or less are valued at cost, which approximates market value. Securities for which market quotations are not readily available and other securities shall be valued by management in good faith under the direction of the Fund's Board of Trustees.

Terms of Offering: If an order to purchase shares is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss the Fund reserves the right to redeem shares owned by the purchaser, seek reimbursement directly from the purchaser and may prohibit or restrict the purchaser in placing future orders in any of the Lexington Funds.

    The Fund reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including shareholders of the Fund's special investment programs. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent.

Account Statements: The Agent will send shareholders either purchasing or redeeming shares of the Fund, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of shares purchased or redeemed, the purchase or redemption price per share, and the amount purchased or redemption proceeds. A statement is also sent to shareholders whenever a distribution is paid, or when a change in the registration, address, or dividend option occurs. Shareholders are urged to retain their account statements for tax purposes.

                              HOW TO REDEEM SHARES

By Mail: Send to the Agent (see the back cover of this prospectus for the Agent's address): (1) a written request for redemption, signed by each registered owner exactly as the shares are registered including the name of the Fund, account number and exact registration; (2) stock certificates for any shares to be redeemed which are held by the shareholder; (3) signature guarantees, when required, and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Agent. If a shareholder has any questions regarding the requirements for redeeming shares, he should call the Fund at the toll free number on the back cover prior to submitting a redemption request. If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Agent and the effective date of redemption will be the date when received by the Agent.

    Checks for redemption proceeds will normally be mailed within three business days, but will not be mailed until all checks in payment for the shares to be redeemed have been cleared.

Signature Guarantee: Signature guarantees are required in connection with (a) redemptions by mail involving $25,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) share transfer requests.

    The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notary publics are not acceptable guarantors.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment ("stock power") specifying the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power.

Redemption Price: The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form (see "Determination of Net Asset Value" in the Statement of Additional Information).

    The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in an account with a value of less than $500 (except retirement plan accounts) and mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have 30 days to make an additional investment to bring their account up to the required minimum.

                              SHAREHOLDER SERVICES

Transfer: Shares of the Fund may be transferred to another owner. A signature guarantee of the registered owner is required on the letter of instruction or accompanying stock power.

Systematic Withdrawal Plan: Shareholders may elect cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize recordkeeping by fiduciaries, corporations, and certain other investors, the minimum initial investment may be waived.

                               EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of the following Lexington Funds on the basis of relative net asset value per share, without sales charge, at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the third business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    The Lexington Funds currently available for exchange are:

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC. (NASDAQ Symbol: LEXGX)

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC. (NASDAQ Symbol: LXGLX) LEXINGTON INTERNATIONAL FUND, INC. (NASDAQ Symbol: LEXIX)
LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
LEXINGTON RAMIREZ GLOBAL INCOME FUND (NASDAQ Symbol: LEBDX)
LEXINGTON GOLDFUND, INC. (NASDAQ Symbol: LEXMX)
LEXINGTON SMALLCAP FUND, INC. (NASDAQ Symbol: LESVX)
LEXINGTON CORPORATE LEADERS TRUST FUND (NASDAQ Symbol: LEXCX)
LEXINGTON GROWTH AND INCOME FUND, INC. (NASDAQ Symbol: LEXRX)
LEXINGTON GNMA INCOME FUND, INC. (NASDAQ Symbol: LEXNX)
LEXINGTON MONEY MARKET TRUST (NASDAQ Symbol: LMMXX)

    Shareholders in any of these funds may exchange all or part of their shares for shares of one or more of the other funds, subject to the conditions described herein. The Exchange Privilege enables a shareholder in any of these funds to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired.


    If an exchange involves investing in a Lexington Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the fund being purchased. If, however, an account already exists in the fund being bought, there is a $500 minimum exchange required. Shareholders must provide the account number of the existing account. Any exchange between funds is, in effect, a redemption of shares in one fund and a purchase in the other fund. Shareholders should consider the possible tax effects of an exchange.

TELEPHONE EXCHANGE PROVISIONS-Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of 7 days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, authorizes and directs LFD to act upon and instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

    Exchange Authorization forms, Telephone Authorization forms and prospectus of the other funds may be obtained from LFD.

    The Distributor has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. Any telephone exchange orders so rejected may be processed by mail.

    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Salary Reduction Plans, Section 457 Deferred Compensation Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC. For further information call 1-800-526-0056.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund intends to pay quarterly dividends from investment income after the close of each quarter, if earned and as declared by its Board of Trustees. Distributions of net capital gains, if any, realized on sales of investments will be paid annually.

    Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing requesting payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares-The Open Account").

                                DISTRIBUTION PLAN

    The Board of Trustees of the Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides that the Fund may pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

    Distribution payments will be made as follows: The Fund either directly or through the adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing, prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement. LMC, at no additional cost to the Fund, may pay to Shareholder Servicing Agents, additional amounts from past profits for administrative services.

                                   TAX MATTERS

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) so that, in addition to satisfying the distribution requirement of Subchapter M, the Fund will not be subject to federal income tax or the 4% excise tax.

    Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) should qualify for the 70% dividends-received deduction for corporate shareholders. Because the Fund's investment income may include interest and dividends from foreign corporations and the Fund may have short-term capital gains, less than 100% of the ordinary income dividends paid by the Fund may qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the fiscal year will be sent to shareholders promptly after the end of each year.

    Shareholders purchasing shares of the Fund just prior to the ex-dividend date will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Fund. In order to avoid this back-up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) and certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, has been retained to act as the Custodian for the Funds' portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS


    Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus.

    KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1998.


                                OTHER INFORMATION

    The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 19, 1986 under the name Concord Income Trust. It adopted its present name on November 11, 1992.

    The Fund has an unlimited number of authorized shares, entitled Shares of Beneficial Interest (.10 par value). The Fund presently has one series of shares and has reserved the right to create and issue additional series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series. Shareholders are entitled to one vote for each share held to approve investment advisory agreements or changes in investment policy, in the election or selection of Trustees, principal underwriters and accountants and on any material amendment to the Trust's Declaration of Trust. The Fund does not intend to hold annual shareholder meetings. Instead, meetings of shareholders will be held only: (1) for the election of trustees; (2) for the approval of any new or amended advisory agreements; (3) ratification of the selection of independent public accountants or (4) approval of the distribution agreement. Meetings of the shareholders may be called at any time by any Trustee upon the written request of shareholders holding in the aggregate not less than 10% of the outstanding shares, such request specifying the purposes for which such meeting is to be called, which may include a proposal to remove some or all of the trustees. The Fund will assist shareholders in any such communication between shareholders and Trustees. each share of the Fund represents an equal proportionate interest in the Portfolio with each other share. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. Upon liquidation of the Fund, its shareholders are entitled to share pro rata in its net assets available for distribution to shareholders. Shares will remain on deposit with the Agent and certificates will not be issued unless requested. Certificates for fractional shares are not issued in any case.

    The Code of Ethics adopted by each of the Adviser, Sub-Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of each Code of Ethics is that the operations of the Adviser, Sub-Adviser and Fund be carried out for the exclusive benefit of the Fund's shareholders. All organizations maintain careful monitoring of compliance with the Code of Ethics.

    The Trust is an entity of the type commonly known as a "Massachusetts Business Trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances be held personally liable for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations.

    A Registration Statement (herein called the "Registration Statement"), of which this Prospectus is a part, has been filed with the Securities and Exchange Commission (herein called the "Commission"), Washington, D.C. under the Securities Act of 1933, as amended. A "Statement of Additional Information," to which reference is made in this Prospectus, provides a further discussion of certain matters in the Prospectus and other matters which may be of interest to some investors and is available by request without cost as indicated herein. The Prospectus and Statement of Additional Information omit certain information contained in the Registration Statement which has been filed with the Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein and therein, may be obtained from the Commission upon payment of the prescribed fees.

    No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                                    APPENDIX

                               SUMMARY OF RATINGS

Corporate and Municipal Debt Securities Ratings

               Moody's         Standard & Poor's
           Investor Service       Corporation

               Aaa                 AAA                 Highest quality
               Aa                  AA                  High quality
               A                   A                   Upper medium grade
               Baa                 BBB                 Medium grade
               Ba                  BB                  Speculative
               B                   B                   More speculative
               -                   CCC, CC, C          Highly speculative
               -                   CI                  Income bond, no
                                                       interest paid currently
               Caa, Ca, C          -                   Probably in default
               -                   D                   In default
               Not rated           Not rated

(left column)

Investment Adviser
----------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Sub-Adviser
----------------------------------------------------------
ARISTON  CAPITAL  MANAGEMENT  CORPORATION
40 Lake  Bellevue  Drive,  Suite  220
Bellevue, Washington 98005

Distributor
----------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

All shareholder requests for services of any kind should be sent to:

Transfer Agent
----------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
c/o National Financial Data Services
Lexington Funds
1004 Baltimore
Kansas City, Missouri 64105

Or call toll free:
Shareholder Services: 1-800-526-0056
Institutional/Financial Adviser Services: 1-800-367-9160
24 Hour Account Information: 1-800-526-0056


Table of Contents                                     Page
----------------------------------------------------------

Fee Table .............................................  2

Financial Highlights ..................................  2

Description of the Fund ...............................  3

Investment Objective and Policies .....................  3

Description and Risks of Convertible Securities .......  4

Portfolio Turnover ....................................  6

Investment Restrictions ...............................  6

Yield and Total Return ................................  6

Management of the Fund ................................  7

Portfolio Manager .....................................  7

Investment Adviser, Sub-Adviser,
  Distributor and Administrator .......................  7

How to Purchase Shares ................................  8

How to Redeem Shares ..................................  9

Shareholder Services .................................. 10

Exchange Privilege .................................... 10

Tax-Sheltered Retirement Plans ........................ 12

Dividend, Distribution and Reinvestment Policy ........ 12

Distribution Plan ..................................... 12

Tax Matters ........................................... 13

Custodian, Transfer Agent and Dividend Disbursing Agent 14

Counsel and Independent Auditors ...................... 14

Other Information ..................................... 14

Appendix .............................................. 15


(right column)

                                -----------------
                                L E X I N G T O N
                                -----------------









                                -----------------
                                    LEXINGTON
                                   CONVERTIBLE
                                   SECURITIES
                                      FUND

                                  (filled box)


                      (filled box)No Sales Charge

                      (filled box)No Redemption Fee

                      (filled box)Free Telephone
                                  Exchange Privilege

                                  (filled box)


                               The Lexington Group
                                   of No Load
                              Investment Companies
                                -----------------

                               P R O S P E C T U S

                                   MAY 1, 1998
                                   -----------


                      LEXINGTON CONVERTIBLE SECURITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 1998

    This statement of additional information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Convertible Securities Fund (the "Fund") dated May 1, 1998, as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:


                         Shareholder Services:--1-800-526-0056
     Institutional/Financial Adviser Services:--1-800-367-9160
                  24 Hour Account Information:--1-800-526-0052


    Lexington Management Corporation ("LMC") serves as the Fund's investment adviser and Ariston Capital Management Corporation ("ACMC") act as sub-adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.

                                TABLE OF CONTENTS

                                                                            Page

Investment Restrictions ...................................................    2

Investment Adviser, Sub-Adviser, Distributor and Administrator ............    2

Tax-Sheltered Retirement Plans ............................................    4


Portfolio Transactions and Brokerage Commissions ..........................    4


Distribution Plan .........................................................    5

Tax Matters ...............................................................    6

Performance Calculation ...................................................   10

Custodian, Transfer Agent and Dividend Disbursing Agent ...................   10

Management of the Fund ....................................................   11

High Yield Debt Securities ................................................   12

Shareholder Reports .......................................................   13

Other Information .........................................................   13

Appendix ..................................................................   13

Financial Statements ......................................................   14

                             INVESTMENT RESTRICTIONS

    The Fund's investment objectives, and the investment restrictions set forth below, may not be changed without the affirmative vote (defined as the lesser of: 67% of the shares represented at a meeting at which 50% of the outstanding shares are present or 50% of the outstanding shares) of the Fund's shareholders. These restrictions may be summarized as follows:

    The Fund may not: (i) issue senior securities; (ii) borrow money, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at market value) of its total assets and pledge its assets to secure such borrowings; the Fund may not purchase additional securities when money borrowed exceeds 5% of the Fund's assets; (iii) underwrite securities of other issuers;
(iv) concentrate its investments in a particular industry to an extent greater than 25% of the value of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (v) purchase or sell real estate, real estate limited partnerships, commodity contracts or commodities (however, the Fund may purchase municipal bonds secured by real estate or interest therein and may purchase interests in mortgage-backed securities); (vi) make loans to other persons except (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies or (b) through investments in illiquid securities including "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period) provided that no more than 10% of the Fund's assets may be invested in such securities which mature in more than seven days; (vii) purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission or by merger or other reorganization; (viii) purchase any security on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchase and sales of portfolio securities) or effect a non-collateralized short sale of a security; (ix) buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, Trustees or LMC, or ACMC as principal; (x) contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund; (xi) purchase or retain securities of an issuer when one or more of the officers and Trustees of the Fund or of the officers and Directors of the LMC or ACMC or a person owning more than 10% of the stock of either, owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer; (xii) invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), except that such restriction shall not apply to 25% of the Fund's assets; (xiii) purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer; (xiv) purchase any security restricted as to disposition under Federal securities laws; or securities that are not readily marketable; or purchase any securities if such purchase would cause the Fund to own at the time of purchase, illiquid securities, including repurchase agreements with an agreed upon repurchase date in excess of seven days from the date of acquisition by the Fund, having an aggregate market value in excess of 10% of the value of the Fund's total assets; (xv) invest in interests in oil, gas, mineral leases or other mineral exploration or development programs and (xvi) invest more than 5% of the value of its total assets in warrants. Warrants which are not listed on the New York Stock Exchange or on the American Stock Exchange shall not exceed 2% of the Fund's total assets. This restriction on the purchase of warrants does not apply to warrants attached to or otherwise included in a unit with other securities. Although the Fund has the right to pledge, mortgage or hypothecate its assets, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of the Fund's net assets.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    Lexington Management Corporation, P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, N.J. 07663, is the investment adviser to the Fund and provides investment advise and in general conducts the management and investment program of the Fund under the general supervision and control of the Trustees of the Fund. LMC has entered into a sub-advisory contract with Ariston Capital Management Corporation, a registered investment adviser under which Ariston will provide the Fund with certain investment management and administrative services. Lexington Funds Distributor, Inc. is the Fund's distributor.

    Lexington Global Asset Managers, Inc. is a publicly traded financial services company. LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc. Descendants of Lunsford Richardson, Sr., their spouses, trusts and related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

    As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.00% of the average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-
advisory agreement between LMC and ACMC. LMC will pay ACMC a monthly sub-advisory fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $7 million or 0.50% above $7 million.

    LMC serves as investment adviser to other investment companies and private and institutional investment accounts. LMC from time to time may voluntarily waive the management fee to which it would otherwise be entitled and may voluntarily assume certain expenses while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year.

    Ariston was founded in 1977 and provides investment management to client portfolios that include individuals, corporations, pension and profit sharing plans and other qualified retirement plan accounts. Ariston is recognized for its expertise in portfolio management, specializing in convertible securities and market forecasting.

    LMC, as owner of the registered service mark "Lexington", will sublicense the Fund to include the word "Lexington" as part of its corporate name, subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliates as investment adviser, sub-adviser or distributor. In that event, the Fund will be required upon demand of LMC to change its corporate name to delete the word "Lexington" therefrom.


    LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may also be subject to state blue sky regulations. LMC may terminate this voluntary reduction at any time. Any expense reduction will be estimated and accrued daily and will be subject to readjustment during the year. The amount of any such reduction shall be deducted from the monthly advisory fee, or if such amount exceeds the monthly fee otherwise payable, LMC will repay such excess promptly.


    Under the terms of the Investment Advisory Agreement, LMC pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and Trustees of the Fund who are employees of LMC or its affiliates in carrying out its duties under the investment advisory agreement. The Fund pays all its other expenses including custodian and transfer agent fees, legal fees and other expenses for registration of the Fund's shares in accordance with Federal or state securities laws, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and non-interested Trustees' fees and expenses.

    LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. LMC's accounts are managed independently with reference to the applicable investment objectives and current security holdings, but on occasion more than one fund or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be effected on a pro-rata basis in proportion to the respective amounts of securities to be bought and sold for each portfolio, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Fund transaction, LMC believes that the ability of the Fund to participate in combined transactions may generally produce better executions overall.

    LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LFD serves as distributor for Fund shares under a Distribution Agreement between the Fund and LFD pursuant to which LFD acts as the principal selling representative for the Fund. LFD pays the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

    The Advisory Agreement, Sub-Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Trustees and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Trustees who are not parties either to the Advisory Agreement, Sub-Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund, LMC, ACMC, or LFD may terminate either the Advisory agreement, Sub-Advisory Agreement or the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940.


    Of the Trustees, executive officers and employees ("affiliated persons") of the Trust, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor and Lavery and Mmes. Carnicelli, Carr-Waldron, Curcio, Dubis, Gilfillan, Lederer and

Mosca (see "Management of the Fund") may also be deemed affiliates of LMC by virtue of being officers, Trustees or employees thereof. As of February 20, 1998, all officers and Trustees of the Fund as a group, were beneficial owners of less than 5% of the shares of the Fund.


    Neither LMC, ACMC, nor LFD shall not be liable to the Fund or its shareholders for any act or omission by LMC, ACMC, nor LFD its officers, shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    Fund Advisory Fee Paid to LMC and the amount paid by LMC to ACMC pursuant to the Sub-Advisory Agreement:


                    Fiscal Year
                       Ended            ARISTON             LMC
                    -----------         -------             ---
                        1995            $66,777           $31,777
                        1996             71,818            36,818
                        1997             68,330            33,331


                         TAX SHELTERED RETIREMENT PLANS

    The Fund makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

    INDIVIDUAL RETIREMENT ACCOUNT (IRA): Individuals may make tax deductible contributions to their own Individual Retirement Accounts established under
Section 408 of the Internal Revenue Code (the "Code"). Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may make a $2,000 annual deductible IRA contribution. For adjusted gross incomes over $40,000 ($25,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 IRA contribution because of the limitations may make a non-deductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on non-deductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The Disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

    The minimum initial investment to establish a tax-sheltered plan through the Fund is $250 for both Keogh Plans and IRA Plans. Subsequent investments are subject to a minimum of $50 for each account.

    SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.

    CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

    All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA Plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

    An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan is subject to an annual maintenance fee of $12.00 charged by the Agent.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Fund's transactions in convertible securities and most other types of securities in which it may invest occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. Premiums are paid with respect to options purchased by the

Fund. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. The Fund may also execute transactions through broker-dealers on a commission basis.

    The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Trustees may determine, LMC or ACMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in the relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

    Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC or ACMC and its affiliates in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or ACMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC or ACMC in carrying out its obligations to the Fund.


    For fiscal year ended December 31, 1995, 1996 and 1997, the Fund paid brokerage commissions of $-0-, $1,029 and $320, respectively. The Fund's portfolio turnover rate for the fiscal years ending December 31, 1995, 1996 and 1997 were respectively, 11.23%, 18.45% and 30.47%.


                                DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, which provides that the Fund may pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

    Distribution payments will be made as follows: The Fund either directly or through the LMC may make payments periodically (i) to LFD or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with LMC or with LFD with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the LFD; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as LFD determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for LFD in carrying out its obligations under the Distribution Agreement.

    Quarterly, in each year that this Plan remains in effect, the Fund's Treasurer shall prepare and furnish to the Trustees of the Fund a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

    The Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually a majority vote of the Trustees of the Fund, including a majority of the Qualified Trustees cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval. All material amendments to this Plan must be approved by a vote of the Trustees of the Fund, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

    The Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

    While this Plan shall be in effect, the selection and nomination of the "non-interested" Trustees of the Fund shall be committed to the discretion of the Qualified Trustees then in office.

                                   TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

    In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

    In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

    Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

    Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. Under Treasury Regulations, gains arising from Section 1256 contracts as a result of a constructive sale under Code Section 1256 will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

    The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. The dividends-received deduction for a corporate shareholder may be disallowed or reduced pursuant to the limitations of section 246 of the Code.

    Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of assets held be the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although economically they constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

    A shareholder will recognize gain or loss on a sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. A foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on a sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon a sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
    In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

    Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

                             PERFORMANCE CALCULATION

    For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

    P(1 + T)n = ERV

    Where:  P = a hypothetical initial payment of $1000

            T = average annual total return

            n = number of years (1, 5 or 10)

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 and 10 year periods (or fractional portion thereof).


    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at the net asset value as described in the Prospectus on the reinvestment dates during the period. The total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time. Lexington Convertible Securities Fund's total return for the one and five year and since inception (1/20/88) December 31, 1997 is a follows:

                                                           Average Annual
          Period                                            Total Return
          ------                                            ------------
          1 year ended December 31, 1997 ..................    13.16%
          5 years ended December 31, 1997 .................     8.73%
          Since inception period ended December 31, 1997 ..    10.68%


    The Fund may also, from time to time, include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Composite Stock Price Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the Custodian for the Fund's portfolio securities. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181 has been retained to act as the transfer agent and dividend disbursing agent. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                             MANAGEMENT OF THE FUND

    The Fund's trustees and executive officers and their principal occupations are:


*+ROBERT M. DEMICHELE (53), President and Chairman. P.O. Box 1515, Saddle Brook,
    N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.; Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
    National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden & Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

+BEVERLEY C. DUER (68),  Trustee,  340 East 72nd Street,  New York,  N.Y. 10021.
    Private Investor. Formerly, Manager of Operations Research Department, CPC International, Inc.

+JERARD F. MAHER (53), Trustee.  300 Raritan Center Parkway,  Edison, New Jersey
    08818. General Counsel, Federal Business Center.

*RICHARD B. RUSSELL (48),  Trustee and President.  40 Lake Bellevue Drive, Suite
    220,  Bellevue,   Washington  98005.  President,   ACMC  Capital  Management
    Corporation (investment adviser).

+ALLEN H. STOWE (60), Trustee. 3674 Fifth and Ocean Avenues, Normandy Beach, New
    Jersey 08739. President, Shelter Service Company, Inc.; President, Dartmouth Co-operative Society Co., Inc.

*+LAWRENCE KANTOR (50), Vice President. P.O. Box 1515, Saddle Brook, N.J. 07663.
    Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and General Manager-Mutual Funds, Lexington Global Asset Managers, Inc.

*+LISA CURCIO (38), Vice President and Secretary.  P.O. Box 1515,  Saddle Brook,
    New Jersey 07663. Senior Vice President and Secretary, Lexington Management Corporation; Secretary, Lexington Group of Investment Companies; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+RICHARD M. HISEY (39),  Vice President and Chief Financial  Officer.  P.O. Box
    1515, Saddle Brook, N.J. 07663. Chief Financial Officer, Managing Director and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President and Chief Financial Officer, Lexington Global Asset Managers, Inc.

*+RICHARD J. LAVERY, CLU ChFC (44), Vice President, P.O. Box 1515, Saddle Brook,
    N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+JANICE A. CARNICELLI (38), Vice President.  P.O. Box 1515,  Saddle Brook, N.J.
    07663.

*+CHRISTIE CARR-WALDRON (30), Assistant Treasurer.  P.O. Box 1515, Saddle Brook,
    N.J. 07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+CATHERINE DUBIS (29),  Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, New
    Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+SIOBHAN GILFILLAN (34), Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
    07663.

*+JOAN K. LEDERER (31), Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+SHERI MOSCA (34),  Assistant  Treasurer.  P.O. Box 1515,  Saddle  Brook,  N.J.
    07663.

*+PETER CORNIOTES (36), Assistant  Secretary,  P.O. Box 1515, Saddle Brook, N.J.
    07663. Assistant Secretary, Lexington Management Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST (37), Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.


----------
*"Interested person" and/or "Affiliated person" of LMC or ACMC as defined in the Investment Company Act of 1940, as amended.


+Messrs. Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Maher and Stowe and Mmes. Carnicelli, Carr, Curcio, Dubis, Gilfillan, Lederer and Mosca hold similar offices with some or all of the other registered investment companies advised and/or distributed by LMC and LFD.


    Trustees of the Fund not employed by the Fund or its affiliates receive an annual fee of $600 and a fee of $150 for each meeting attended plus reimbursement of expenses for attendance at regular meetings. During the fiscal year ended

December 31, 1997, the aggregate remuneration paid by the Fund to three such Trustees not employed by the Fund's affiliates was $7,695.





-----------------------------------------------------------------------------------------------------
                            Aggregate          Total Compensation From               Number of
   Name of Director     Compensation from       Fund and Fund Complex          Directorships in Fund
                              Fund                     Complex
-----------------------------------------------------------------------------------------------------
 Robert M. DeMichele          $0                         $0                             16
-----------------------------------------------------------------------------------------------------
 Beverley C. Duer            2,700                     29,521                           16
-----------------------------------------------------------------------------------------------------
 Jerard F. Maher             2,700                     29,521                           16
-----------------------------------------------------------------------------------------------------
 Margaret W. Russell           0                          0                              1
-----------------------------------------------------------------------------------------------------
 Allen Stowe                 2,350                      2,574                            2
-----------------------------------------------------------------------------------------------------



                           HIGH YIELD DEBT SECURITIES

Additional Risks

    The widespread expansion of government, consumer and corporate debt within our economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

    The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption of call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield securities value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemption, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset based upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

    In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on LMC's and ACMC's ability to accurately value high yield securities and the Fund's assets and on the Fund's ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

    New laws and proposed new laws may have an impact on the market for high yield securities. For example, new legislation requiring federally-insured savings and loan associations to divest their investments in high yield securities and pending proposals designed to limit the use, or tax and other advantages of high yield securities which, if enacted, could have a material effect on the Fund's net asset value and investment practices.

    There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Also, the shareholders are taxed on this interest event if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

    Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the

Fund (in conjunction with its investment adviser) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities liquidity so the Fund can meet redemption requests.

                               SHAREHOLDER REPORTS

    Shareholders will receive reports at least semi-annually showing the Fund's holding and other information. In addition, shareholder reports received on an annual basis will include financial statements audited by KPMG Peat Marwick LLP Fund's independent auditors.

                                OTHER INFORMATION


    As of February 19, 1998, the following persons were known by the Fund management to have owned beneficially, directly or indirectly, five percent or more of the outstanding shares of the Lexington Convertible Securities Fund:
Louis Baroh, 2200 6th Avenue, Seattle, WA 98121, 11% and Joseph B. Mohr, 2157 La Paz Way, Palm Springs, CA 92264, 9%.


                                    APPENDIX

                               SUMMARY OF RATINGS

Corporate Debt Securities Ratings

     Standard & Poor's
       Corporation
     -----------------
          AAA            Highest quality
          AA             High quality
          A              Upper medium grade
          BBB            Medium grade
          BB             Speculative
          B              More speculative
          CCC, CC, C     Highly speculative
          Cl             Income bond, no interest paid currently
          -              Probably in default
          D              In default
          Not rated

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997



PRINCIPAL                                                  VALUE
AMOUNT OR SHARES     SECURITY DESCRIPTION                 (NOTE 1)
--------------------------------------------------------------------------------

              CONVERTIBLE BONDS: 47.6%
              BUSINESS SERVICES: 4.0%
$  500,000    Corestaff, Inc., 2.94%, due 08/15/2004 ...... $   418,125
                                                            -----------

              COMPUTER HARDWARE & PERIPHERALS: 4.0 %
   400,000    Adaptec, Inc., 4.75%, due 02/01/2004 ........     412,000
                                                            -----------
              COMPUTER SOFTWARE & SERVICES: 10.6%
   875,000    Automatic Data Processing Services, Inc.
                0.00%*, due 02/20/2012 ....................     693,954
                                                            -----------
   420,000    National Data Corporation,
              5.00%, due 11/01/2003 .......................     405,300
                                                            -----------
                                                              1,099,254
                                                            -----------

              DIVERSIFIED COMPANY: 5.1%
   420,000    Thermo Electron Corporation,
                4.25%, due 01/01/2003 .....................     527,100
                                                            -----------

              MEDICAL SERVICES: 7.3%
   350,000    FPA Medical  Management,
                6.50%, due 12/15/2001 .....................     357,000
   410,000    Phycor, Inc.,
                4.50%, due 02/15/2003 .....................     393,600
                                                            -----------
                                                                750,600
                                                            -----------

              RETAIL STORES (SPECIAL LINE): 5.9%
   450,000    Home Depot, Inc.,
                3.25%, due 10/01/2001 .....................     612,000
                                                            -----------

              SEMICONDUCTOR: 6.1%
   450,000    Analog Devices, Inc.,
                3.50%,  due 12/01/2000 ....................     631,688
                                                            -----------

              TELECOMMUNICATIONS SERVICE: 4.6 %
 1,300,000    United States Cellular Corporation,
                0.00%*,  due 06/15/2015 ...................     473,693
                                                            -----------

              TOTAL CONVERTIBLE BONDS
                (cost $4,316,545) .........................   4,924,460
                                                            -----------

              CONVERTIBLE PREFERRED STOCK: 3.7%
              TELECOMMUNICATION EQUIPMENT
     8,000    Qualcomm, Inc. (cost $408,320) ..............     386,000
                                                            -----------

              COMMON STOCKS: 37.1%
              COMPUTER SOFTWARE & SERVICES: 10.5%
    16,852    Sterling Commerce, Inc. .....................     647,749
    10,582    Sterling Software, Inc. .....................     433,862
                                                            -----------
                                                              1,081,611
                                                            -----------

              FINANCIAL SERVICES: 4.2%
    14,939    First Data Corporation ......................     436,965
                                                            -----------

              MANUFACTURED HOUSING: 22.4%
    58,590    Clayton Homes, Inc. .........................   1,054,620
    37,994    Oakwood Homes Corporation ...................   1,260,926
                                                            -----------
                                                              2,315,546
                                                            -----------

              TOTAL COMMON STOCKS
                (cost $956,087) ...........................   3,834,122
                                                            -----------

              TOTAL LONG-TERM INVESTMENTS .................   9,144,582
                                                            -----------

              SHORT-TERM INVESTMENT: 9.7%
              U.S. GOVERNMENT AGENCY OBLIGATION
$1,000,000      Federal National Mortgage Association
                5.66%, due 01/07/98
                (cost $999,057) ...........................     999,057
                                                            -----------

              TOTAL INVESTMENTS: 98.1%
                (cost $6,680,009+) (Note 1) ...............  10,143,639

               Other assets in excess of liabilities: 1.9%.     201,551
                                                            -----------
               TOTAL NET ASSETS: 100.0%
                 (equivalent to $15.08 per share
                   on 686,124 shares outstanding) ......... $10,345,190
                                                            ===========


*Zero Coupon Bond.
+Aggregate cost for Federal income tax purposes is identical.


   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


ASSETS
Investments, at value (cost $6,680,009) (Note 1) .................................   $10,143,639
Cash .............................................................................       239,320
Receivable for shares sold .......................................................           735
Dividends and interest receivable ................................................        42,521
                                                                                     -----------
          Total Assets ...........................................................    10,426,215
                                                                                     -----------

LIABILITIES
Due to Lexington Management Corporation (Note 2) .................................         8,689
Payable for shares redeemed ......................................................         5,317
Distributions payable ............................................................         2,590
Accrued expenses .................................................................        64,429
                                                                                     -----------
          Total Liabilities ......................................................        81,025
                                                                                     -----------

NET ASSETS (equivalent to $15.08 per share on 686,124 shares outstanding) (Note 4)   $10,345,190
                                                                                     ===========

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares, $.10 par value per share .........   $    68,612
Additional paid in capital (Note 1) ..............................................     6,791,036
Undistributed net investment income ..............................................         1,763
Accumulated net realized gain on investments .....................................        20,149
Unrealized appreciation on investments ...........................................     3,463,630
                                                                                     -----------
          TOTAL NET ASSETS .......................................................   $10,345,190
                                                                                     ===========

   The Notes to Financial Statements are an integral part of this statement.



LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
   Dividends ..................... $ 13,428
   Interest ......................  308,722
                                    -------
     Total investment income .....             $322,150

Expenses
   Investment advisory fee
     (Note 2) ....................  101,661
   Printing and mailing expenses .   28,090
   Distribution expense (Note 3) .   25,415
   Registration fees .............   19,637
   Transfer agent and shareholder
     servicing expense (Note 2) ..   19,805
   Accounting expenses (Note 2) ..   14,910
   Professional fees ..............  11,342
   Directors' fees and expenses ...   7,695
   Computer processing fees .......   5,288
   Custodian expense ..............   1,735
   Other expenses .................   6,415
                                    -------
    Total expenses ................             241,993
                                               --------
       Net investment income ......              80,157



REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS (NOTE 5)
   Net realized gain on
     investments ..................             199,193
   Net change in unrealized
     appreciation on
     investments ..................             914,284
                                             ----------
     Net realized and unrealized
       gain .......................           1,113,477
                                             ----------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................          $1,193,634
                                             ==========

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996

                                             1997          1996
                                          --------       ---------

Net investment income ............     $    80,157       $  83,352
Net realized gain from security
   transactions ..................         199,193         433,015
Net change in unrealized
   appreciation (depreciation)
   of investments ................         914,284        (29,508)
                                         ----------    ----------
     Increase in net assets
       resulting from operations .       1,193,634        486,859
Distributions to shareholders
   from net investment income ....         (76,039)       (87,725)
Distributions to shareholders
   from net realized gains on
   security transactions .........        (177,060)      (432,556)
Decrease in net assets from capital
   share transactions (Note 4) ...      (1,803,790)      (398,694)
                                        ----------     ----------
     Net decrease
       in net assets .............        (863,255)      (432,116)

NET ASSETS
   Beginning of period ...........       11,208,445    11,640,561
                                         ----------    ----------
   End of period  (including
     undistributed  net investment
     income of $1,763 and
     distributions in excess of
     net investment income of $2,355,
     1997 and 1996, respectively)       $10,345,190   $11,208,445
                                         ==========    ==========




   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING  POLICIES

Lexington Convertible Securities Fund (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is total return which it seeks to achieve by providing capital appreciation, current income and conservation of the shareholder's capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS As authorized by the Trustees, securities are valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal institutional-size trading units of such securities. Debt securities are valued at the mean between the current bid and asked price. Equity securities listed on a national securities exchange are valued at the last reported sales price; if no sales price is reported for that day the mean between the current bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other securities are valued by Fund management in good faith under the direction of the Fund's Board of Trustees. Security transactions are accounted for on the trade date. The Fund records interest income on the accrual basis. In computing net investment income, the Fund amortizes premiums and does not accrue discounts on convertible fixed income securites in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      FEDERAL INCOME TAXES It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code.The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operatons during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services,

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (CONTINUED)

LMC has entered into a sub-advisory contract with the Fund's former advisor, Ariston Capital Management Corporation ("Ariston"), under which Ariston provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Ariston, LMC pays Ariston a monthly sub-advisory fee at the annual rate of 0.75% of the Fund's average daily net assets up to $7 million and 0.50% of the Fund's average daily net assets in excess of $7 million.

For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $24,400 which are incurred by the Fund, but paid by LMC.

3.  DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1997 were $25,415 and are set forth in the statement of operations.

4.  CAPITAL STOCK

Transactions in capital stock were as follows:


                                                           YEAR ENDED                   YEAR ENDED
                                                        DECEMBER 31, 1997            DECEMBER 31, 1996
                                                   --------------------------    --------------------------
                                                      Shares         Amount         Shares         Amount
                                                   -----------    -----------    -----------    -----------
Shares sold ....................................        77,731    $ 1,138,145        171,179    $ 2,414,604
Shares issued on reinvestment of dividends .....        16,820        247,886         36,510        497,981
                                                   -----------    -----------    -----------    -----------
                                                        94,551      1,386,031        207,689      2,912,585
Shares redeemed ................................      (229,087)    (3,189,821)      (239,163)    (3,311,279)
                                                   -----------    -----------    -----------    -----------
Net decrease ...................................      (134,536)   $(1,803,790)       (31,474)   $  (398,694)
                                                   ===========    ===========    ===========    ===========


5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds  from sales of securities  for the year ended
December  31,  1997,  excluding  short-term  securities,   were  $2,819,408  and
$2,536,266, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,584,208 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $120,578.

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

6.  TAX INFORMATION (UNAUDITED)
The percentage of investment company taxable income eligible for the dividend received deduction available to certain corporate shareholders with respect to the year ended December 31, 1997, is 13.6%. Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash:

   $177,060 are designated as 28 percent long-term capital gains.

LEXINGTON CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                 YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
                                                              1997          1996           1995        1994        1993
                                                           ---------      --------      ---------     -------     -------
Net asset value, beginning of period                       $   13.66      $  13.66      $   11.84     $ 14.10     $ 13.80
                                                           ---------      --------      ---------     -------     -------
Income from investment operations:
  Net investment income                                         0.11          0.11           0.15        0.08          --
Net realized and unrealized gain on
  investments                                                   1.68          0.55           2.04        0.10        0.89
                                                           ---------      --------      ---------     -------     -------
Total income from investment operations                         1.79          0.66           2.19        0.18        0.89
                                                           ---------      --------      ---------     -------     -------
Less distributions:
  Distributions from net investment income                     (0.11)        (0.11)         (0.15)      (0.07)         --
  Distributions in excess of net investment
    income (temporary book-tax difference)                        --            --             --       (0.05)         --
  Distributions from net realized gains                        (0.26)        (0.55)         (0.22)      (2.32)      (0.59)
                                                           ---------      --------      ---------     -------     -------
Total distributions                                            (0.37)        (0.66)         (0.37)      (2.44)      (0.59)
                                                           ---------      --------      ---------     -------     -------
Net asset value, end of period                             $   15.08      $  13.66      $   13.66     $ 11.84     $ 14.10
                                                           ---------      --------      ---------     -------     -------
Total return                                                  13.16%         4.89%         18.63%       1.30%       6.53%

Ratio to average net assets:
  Expenses, before reimbursement or waivers                    2.38%         2.39%          2.52%       2.81%       2.76%
  Expenses, net of reimbursement or waivers                    2.38%         2.39%          2.52%       2.75%       2.76%
  Net investment income (loss), before
    reimbursement or waivers                                   0.79%         0.77%          1.24%       0.50%      (0.04%)
  Net investment income (loss)                                 0.79%         0.77%          1.24%       0.56%      (0.04%)
Portfolio turnover rate                                       30.47%        18.45%         11.23%      38.14%       6.53%
  Average commission paid on equity
    security transactions**                               $     0.04     $    0.04             --          --          --
  Net assets, end of period  (000's omitted)              $   10,345     $  11,208     $   11,641    $  8,117     $ 8,319


** In accordance with SEC disclosure guidelines, the average commissions are calculated for periods beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington Convertible Securities Fund:



      We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Convertible Securities Fund as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Convertible Securities Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years the five-year period then ended in conformity with generally accepted accounting principles.





                                                           KPMG Peat Marwick LLP



New York, New York
February 12, 1998

PART C.     OTHER INFORMATION
-------     -----------------
Item 24.  Financial Statements and Exhibits - List

     The Annual Report for the year ending December 31, 1997 was filed electronically on February 27, 1998 (as form type N-30D). Financial Statements from this 1997 Annual Report have been included in the Statement of Additional Information.

                                             Page in the Statement
      Financial statements:                  of Additional Information
      ---------------------                  -------------------------
      Report of Independent Auditors                  20
      dated February 4, 1998

      Statement of Net Assets (Including
      the Portfolio of Investments) at
      December 31, 1997 (1)                          13-14

      Statement of Assets and Liabilities
      at December 31, 1997                            15

      Statement of Operations for the year the
      ended December 31, 1997 (2)                     16

      Statements of Changes in Net Assets for
      years ended December 31, 1997
      and 1996                                        16

      Notes to Financial Statements                 17-19

      Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

      (1) Includes the information required by Schedule I.

      (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

ITEM 24.  Financial Statements and Exhibits - List
          ----------------------------------------
(b) Exhibits:

1.     Declaration of Trust - Filed electronically 3/3/97 -
       Incorporated by reference

2.     By-Laws - Filed electronically 3/3/97 -
       Incorporated by reference

3.     Not Applicable

4.     Rights of Holders                                 Filed electronically

5a. Investment Advisory Agreement between Registrant and Lexington Management Corporation -
       Incorporated by reference - Filed electronically 4/29/96

5b.    Sub-Advisory Investment Management Agreement between
       Registrant and Ariston Capital Management, Inc. -
       Incorporated by reference - Filed electronically 4/29/96

6. Distribution Agreement between Registrant and Lexington Funds Distributor, Inc. - Filed electronically 3/3/97 - Incorporated by reference

7.     Retirement Plan for Eligible Trustees             Filed electronically

8a. Form of Custodian Agreement between Registrant and Chase Manhattan Bank, N.A.- Filed electronically
       4/28/95 - Incorporated by reference

8b. Transfer Agency Agreements between Registrant and State Street Bank and Trust Company -
       Incorporated by reference - Filed electronically 4/29/96

9.     Form of Administrative Services Agreement between
       Registrant and Lexington Management Corporation - Filed electronically 4/28/95 - Incorporated by reference

10.    Opinion of Counsel as to Legality of Securities being
       registered                                        Filed electronically

11.    Consents
       (a) Consent of Counsel                            Filed electronically
       (b) Consent of Independent Auditors               Filed electronically
12.    Not Applicable

13.    Not Applicable

14.    Retirement Plans - Filed electronically 4/29/96

15. Form of Distribution Plan under Rule 12b-1 and related agreements - Filed electronically 3/3/97 -
       Incorporated by reference

16.    Performance Calculation                           Filed electronically

17.    Financial Data Schedule                           Filed electronically

Item 25. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------
 Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

 None.


Item 26. Number of Holders of Securities
         -------------------------------
 State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

 The following information is given as of February 13, 1998:

 Title of Class                         Number of Record Holders
 --------------                         ------------------------
   Shares of beneficial interest                  238
          ($0.10 par value)


Item 27. Indemnification
         ---------------
       State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

       Under the terms of the General Laws of the State of Massachusetts and the Trust's Restated Declaration of Trust, the Trust shall indemnify each of its Trustees to receive such indemnification (including those who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise), against all liabilities and expenses, including amounts paid in satisfaction of judgements, in compromise of fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of this being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misfeasance or reckless disregard of duties or gross negligence; provided, however, that as to any matter disposed of by a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent, decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent counsel approved by the Trustee to the effect that if the foregoing matter had been adjudicated they would likely have been adjudicated in favor of such Trustee, officer, employee or agent. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he may lawfully be titled; provided, however, that no Trustee, officer, employee or agent may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of Trust Property, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under the Declaration of Trust, provided that the indemnified Trustee, officer, employee or agent shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is entitled to such indemnification.


Item 28. Business and Other Connections of Investment Adviser
         ----------------------------------------------------
       Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

       See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").


Item 29. Principal Underwriters
         ----------------------
(a)      Lexington Money Market Trust
         Lexington Growth and Income Fund, Inc.
         Lexington GNMA Income Fund, Inc.
         Lexington Ramirez Global Income Fund
         Lexington Worldwide Emerging Markets Fund, Inc.
         Lexington Goldfund, Inc.
         Lexington Global Fund, Inc.
         Lexington Natural Resources Trust
         Lexington Corporate Leaders Trust Fund
         Lexington Convertible Securities Fund
         Lexington Strategic Investments Fund, Inc.
         Lexington Strategic Silver Fund, Inc.
         Lexington International Fund, Inc.
         Lexington Emerging Markets Fund, Inc.
         Lexington Crosby Small Cap Asia Growth Fund, Inc.
         Lexington SmallCap Value Fund, Inc.
         Lexington Troika Dialog Russia Fund, Inc.

29(b)
                        Position and Offices          Position and
Name and Principal      with Principal                Offices with
Business Address        Underwriter                   Registrant
------------------      --------------------          ------------
Peter Corniotes*        Assistant Secretary           Asst. Secretary

Lisa Curcio*            Vice President and            Secretary
                        Secretary

Robert M. DeMichele*    Chief Executive Officer       Chairman of the
                        and Chairman                  Board and President

Richard M. Hisey*       Chief Financial Officer       Chief Financial
                        and Director                  Officer & Vice President

Lawrence Kantor*        Executive Vice President      Trustee & Vice President
                        and Director

Richard Lavery*         Vice President                Vice President

Janice Violette*        Assistant Treasurer           None


(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30. Location of Accounts and Records
         --------------------------------
     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     The Registrant, Lexington Convertible Securities Fund, Park
80 West - Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105.


Item 31. Management Services
         -------------------
     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

     None.


Item 32. Undertakings -
         ------------
     The Registrant, Lexington Convertible Securities Fund, undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

     The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                       Registration No. 33-10543



             Securities and Exchange Commission

                   Washington, D.C.  20549



                          Exhibits

                         Filed With

                          Form N-1A




            LEXINGTON CONVERTIBLE SECURITIES FUND

                        EXHIBIT INDEX



The following documents are being filed electronically as exhibits to this filing:

Rights of Holders

Retirement Plan for Eligible Directors

Opinion of Counsel as to Legality of Securities being registered

Consent of Counsel

Consent of Independent Auditors

Performance Calculation

Financial Data Schedule

Cover

                         SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 2nd day of March, 1998.


                   LEXINGTON CONVERTIBLE SECURITIES FUND


                         /s/ Robert M. DeMichele
                          ________________________________
                          By Robert M. DeMichele
                             Chairman of the Board


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                         Date

/s/ Robert M. DeMichele
________________________      Chairman of the Board    March 2, 1998
Robert M. DeMichele           Principal Executive
                              Officer

/s/ Richard M. Hisey
________________________      Principal Financial      March 2, 1998
Richard M. Hisey              and Accounting Officer


/s/ Lisa Curcio
________________________      Principal Compliance     March 2, 1998
Lisa Curcio                   Officer


*Beverley C. Duer, P.E.       Trustee                  March 2, 1998
________________________
 Beverley C. Duer, P.E.


*Jerard Maher                 Trustee                  March 2, 1998
________________________
 Jerard Maher

Signature                     Title                          Date

*Richard B. Russell           Trustee                  March 2, 1998
________________________
 Richard B. Russell


*Allen H. Stowe                Trustee                  March 2, 1998
________________________
 Allen H. Stowe



   /s/ Lisa Curcio
*By:____________________
     Lisa Curcio
     Attorney-in-Fact